SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                             Form 8-K

                          CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 12, 1998

                D. H. Marketing & Consulting, Inc.
       ---------------------------------------------------
      (Exact name of registrant as specified in its charter)

     Nevada                     033-91240                    88-0330263
       ---------                   -------------            --------------
(State of incorporation       (Commission                  (IRS Employer
   or organization)            File Number)                Identification No.)

      HC 77 394 B Route 209 Milford, PA           18337-9444
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      (Address of principal executive offices)          (zip code)

Registrant's telephone number, including area code:  (717) 296-8515
                                                     ----------------------

Item 4.    Changes in Registrant's Certifying Accountant

On January 12, 1998, the registrant engaged Crouch, Bierwolf & Chisholm, a partnership of professional corporations ("CB&C") to serve as its certifying accounting firm. CB&C maintains its offices at 50 West Broadway, Suite 1130, Salt Lake City, Utah 84101. The decision to engage CB&C was based upon the resignation of Niessen, Dunlap & Pritchard, P.C., registrant's former certifying accounting firm. That resignation was reported by the registrant in an amended Form 8-K dated December 15, 1997.

The registrant has not consulted the newly engaged account regarding the application of accounting principles to a specific transaction, or the type of audit opinion that might be rendered on the registrant's financial statements. There was no disagreement between the registrant and its former accountant on any matter of accounting principles or practices or any reportable events and therefore, registrant has not consulted with CB&C regarding any matter that was the subject of a disagreement or a reportable event.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

D.H. MARKETING & CONSULTING, INC.
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(Registrant)

January 16, 1997
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Date


By:  /s/ Michael J. Daily
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         Michael J. Daily
         Vice President/Secretary